                                                              EXHIBIT (h)(13)(e)

                   AMENDMENT NO. 12 TO PARTICIPATION AGREEMENT

     This AMENDMENT NO. 12 to the PARTICIPATION AGREEMENT (the "Amendment") is made and entered into effective as of the 1st day of January, 2005, by and among, AMERICAN GENERAL LIFE INSURANCE COMPANY (the "Company"), on its own behalf and on behalf of each separate account of the Company identified in the Participation Agreement (as defined below), AMERICAN GENERAL EQUITY SERVICES CORPORATION ("AGESC"), VAN KAMPEN FUNDS, INC. (formerly, VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.) ("Van Kampen"), THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (formerly, MORGAN STANLEY UNIVERSAL FUNDS, INC.) (the "Fund") and MORGAN STANLEY INVESTMENT MANAGEMENT INC. (formerly, MORGAN STANLEY ASSET MANAGEMENT INC.) (the "Adviser").

     WHEREAS, the parties desire to amend the Participation Agreement to add to Schedule B of the Participation Agreement the Contracts of the Company relating to Platinum Investor IV Variable Life Insurance Policies ("Platinum Investor IV").

     NOW, THEREFORE, in consideration of their mutual promises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, AGESC, the Fund, Van Kampen and the Adviser agree to amend the Participation Agreement as follows:

     1. Schedule B of the Participation Agreement is deleted and replaced in its entirety with the attached Schedule B to add the Contracts of the Company relating to the Platinum Investor IV.

     2. Except as provided herein, the Participation Agreement shall remain in full force and effect. This Amendment and the Participation Agreement, as amended, constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and fully supercede any and all prior agreements or understandings between the parties hereto pertaining to the subject matter hereof. In the event of any conflict between the terms of this Amendment and the Participation Agreement, the terms of this Amendment shall control.

     3. This Amendment may be amended only by written instrument executed by each party hereto.

     4.   This Amendment shall be effective as of the date written above.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative and its seal hereunder affixed hereto as of the date specified above.

AMERICAN GENERAL LIFE                 AMERICAN GENERAL EQUITY
INSURANCE COMPANY                     SERVICES CORPORATION
On behalf of itself and each of its
Accounts named in Schedule B to the
Agreement, as amended from time to
time


By:                                   By:
    -------------------------------       --------------------------------------
Name:                                 Name:
Title:                                Title:
ATTEST:                               ATTEST:


By:                                   By:
    -------------------------------       --------------------------------------
Name:                                 Name:
Title:                                Title:

[Corporate Seal]                      [Corporate Seal]


THE UNIVERSAL INSTITUTIONAL           MORGAN STANLEY INVESTMENT
FUNDS, INC.                           MANAGEMENT INC.


By:                                   By:
    -------------------------------       --------------------------------------
Name:                                 Name:
Title:                                Title:


VAN KAMPEN FUNDS INC.


By:
    -------------------------------
Name:
Title:

                                       2

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                                   SCHEDULE B
                         SEPARATE ACCOUNTS AND CONTRACTS
                             (as of January 1, 2005)

Name of Separate Account and              Form Numbers and Names of
Date Established by Board of Directors    Contracts Funded by Separate Account
---------------------------------------   -------------------------------------
American General Life Insurance Company   Contract Form Numbers:
Separate Account D                        95020 Rev 896
Established: November 19, 1973            95021 Rev 896
                                          Name of Contract:
                                          Generations Combination Fixed and
                                          Variable Annuity Contract

                                          Contract Form Numbers:
                                          91010
                                          91011
                                          93020
                                          93021
                                          Name of Contract:
                                          Variety Plus Combination Fixed and
                                          Variable Annuity Contract

                                          Contract Form Numbers:
                                          74010
                                          74011
                                          76010
                                          76011
                                          80010
                                          80011
                                          81010
                                          81011
                                          83010
                                          83011
                                          Name of Contract: None

                                          Contract Form Number: 98020
                                          Name of Contract:
                                          Platinum Investor Variable Annuity

                                          Contract Form Number: 03017
                                          Name of Contract:
                                          Platinum Investor Immediate
                                          Variable Annuity

American General Life Insurance Company   Contract Form Numbers:
Separate Account VL-R                     97600
Established: May 6, 1997                  97610
                                          Name of Contract:
                                          Platinum Investor I and Platinum
                                          Investor II -
                                          Flexible Premium Variable Life
                                          Insurance Policies

Name of Separate Account and              Form Numbers and Names of
Date Established by Board of Directors    Contracts Funded by Separate Account
---------------------------------------   -------------------------------------
                                          Contract Form Numbers:
                                          98615
                                          Name of Contract:
                                          Legacy Plus - Flexible Premium
                                          Variable Life Insurance Policies

                                          Contract Form Number:
                                          99301
                                          Name of Contract:
                                          Corporate America - Variable Life
                                          Insurance Policies

                                          Contract Form Number:
                                          99206
                                          Name of Contract:
                                          Platinum Investor Survivor - Variable
                                          Life Insurance Policies

                                          Contract Form Number:
                                          00600
                                          Name of Contract:
                                          Platinum Investor III - Flexible
                                          Premium Variable Life Insurance
                                          Policies

                                          Contract Form Number:
                                          01206
                                          Name of Contract:
                                          Platinum Investor Survivor II -
                                          Flexible Premium Variable Life
                                          Insurance Policies

                                          Contract Form Number:
                                          02600
                                          Name of Contract:
                                          Platinum Investor PLUS - Flexible
                                          Premium Variable Life Insurance
                                          Policies

                                          Contract Form Number:
                                          03601
                                          Name of Contract:
                                          Platinum Investor FlexDirector -
                                          Flexible Premium Variable Life
                                          Insurance Policies

                                          Contract Form Number:
                                          04604
                                          Name of Contract:
                                          Platinum Investor IV - Flexible
                                          Premium Variable Life Insurance
                                          Policies

                                       4